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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                             PIONEER HIGH INCOME TRUST
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid:


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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                   IMPORTANT NOTICE REGARDING YOUR INVESTMENT


[GRAPHIC OMITTED]



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                         PIONEER HIGH INCOME TRUST (PHT)

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                                 60 State Street
                           Boston, Massachusetts 02109


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                                                               September 2, 2009

Dear Shareholder:

As you may know, the Board of Trustees of Pioneer High Income Trust has called an Annual Meeting of Shareholders to be held at 2:00 p.m. on September 22, 2009. At this Annual Meeting shareholders will be asked to elect three class I trustees (two by holders of common and preferred shares voting as a single class and one by holders of preferred shares voting as a separate class) to serve on the Board of Trustees for a three year term or until a successor is elected; and to approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc.

The Trustees have concluded that the proposals are in the best interests of your fund and its shareholders. The Trustees unanimously recommend that you vote "FOR" both proposals.

THE FUND'S RECORDS INDICATE THAT YOU HAVE YET TO VOTE ON THE PROPOSALS. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.

Another copy of your proxy ballot is enclosed for your convenience. Should you have any questions regarding the proposals or need assistance voting your shares, please call 1-800-232-1064 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Standard Time to speak with a live representative.



To vote your shares, the following voting options have been set up for your convenience.



1. Vote by Phone. You may cast your vote by phone by calling 1-800-690-6903.

2. Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot and following the instructions on the website.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage paid return envelope provided.


Again, please do not hesitate to call toll-free 1-800-232-1064 if you have any questions regarding this Annual Meeting.




Thank you for your assistance with this important matter.




                                                                      OBO-